Exhibit 10.1

Execution Copy

FOURTH AMENDMENT TO CREDIT AGREEMENT
Dated as of May 19, 2006

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is among B&G FOODS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time party to the Credit Agreement as lenders (the “Lenders”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS:

A.            The Borrower, the Lenders, the Administrative Agent and Lehman Brothers Inc., as Arranger, The Bank of New York, as Documentation Agent, and Bank of America, N.A., successor by merger to Fleet National Bank, as Syndication Agent, entered into a Revolving Credit Agreement, dated as of October 14, 2004, as amended by the First Amendment dated as of March 30, 2005, the Second Amendment dated as of September 9, 2005 and the Third Amendment dated as of December 22, 2005 (such Revolving Credit Agreement as so amended prior to the date hereof and together with all Annexes, Exhibits and Schedules thereto, the “Credit Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement); and

B.            The Borrower has requested that the Lenders amend the Credit Agreement to permit the Borrower to incur additional Indebtedness consisting of outstanding Permitted Foreign Currency Letters of Credit.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendments to Credit Agreement.  Subject to the satisfaction of the conditions set forth in Section 3 hereof, Section 6.2(n) of the Credit Agreement is hereby amended to replace the dollar amount “$1,000,000” with “$3,000,000”.

2.             Waiver.  Subject to the satisfaction of the conditions set forth in Section 3 hereof, the requisite Lenders hereby waive any Default or Event of Default directly arising from the issuance prior to the date hereof of a Permitted Foreign Currency Letter of Credit, the Dollar Equivalent of which exceeded $1,000,000.

3.             Conditions to Effectiveness.  The effectiveness of the amendments contained in Section 1 of this Amendment and the waiver contained in Section 2 of this Amendment are conditioned upon satisfaction of the following conditions precedent (the date on which all such conditions precedent have been satisfied being referred to herein as the “Amendment Effective Date”):

(a)           the Administrative Agent shall have received counterparts of this Amendment signed by each of the Borrower and the Administrative Agent and written authorization to execute this Amendment from each of the Required Lenders;

(b)           the Administrative Agent shall have received counterparts of the consent of the Guarantors attached hereto as Annex I (the “Consent”) executed by each of the Guarantors;

(c)           each of the representations and warranties in Section 4 below shall be true and correct in all material respects on and as of the Amendment Effective Date; and

(d)           the Administrative Agent shall have received payment in immediately available funds of all expenses incurred by the Administrative Agent (including, without limitation, legal fees) that are then due and payable and reimbursable under the Credit Agreement and for which invoices have been presented.

4.             Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a)           Authority.  The Borrower has the corporate or other organizational power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement (as amended hereby).  Each of the Guarantors has the corporate or other organizational power and authority to execute and deliver the Consent and to perform its obligations thereunder.  The execution, delivery and performance (i) by the Borrower of this Amendment and the Credit Agreement (as amended hereby) and the consummation by the Borrower of  the transactions contemplated hereby and thereby and (ii) by the Guarantors of the Consent, in each case, have been duly authorized by all necessary corporate or other organizational action of such Person.  Other than any required disclosure filings with the Securities and Exchange Commission, no material consent or authorization of, filing with, notice to, or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, the Credit Agreement (as amended hereby) or the Consent.

(b)           Enforceability.  Each of the Consent and this Amendment has been duly executed and delivered on behalf of each Loan Party that is party thereto or hereto.  Assuming the conditions precedent in Section 3 of this Amendment have been satisfied, each of the Consent, this Amendment and the Credit Agreement (as amended hereby) (i) constitutes a legal, valid and binding obligation of each Loan Party that is party hereto or thereto, as applicable, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (ii) is in full force and effect.  Neither the execution or delivery of the Consent or this Amendment by the Borrower or any of the Guarantors, as applicable, or the performance by the Borrower or the Guarantors of their respective obligations under the Consent, this Amendment or the Credit Agreement (as amended hereby), will adversely affect the validity, perfection or priority of the Administrative Agent’s Lien (for the ratable benefit of Secured Parties) on any of the Collateral or its ability to realize thereon.

(c)           Representations and Warranties.  After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

(d)           No Conflicts.  Neither the execution and delivery of the Consent or this Amendment, nor the consummation of the transactions contemplated hereby and thereby, nor the performance of and compliance with the terms and provisions hereof, thereof or of the Credit Agreement (as amended hereby) by any Loan Party will, at the time of such performance, (a) violate any Requirement of Law or any material Contractual Obligation of any Loan Party, except for any such violation that could not reasonably be expected to have a Material Adverse Effect or (b) result in, or require, the creation or imposition of any Lien (other than Liens created by or otherwise permitted by the Loan Documents) on any of their respective properties pursuant to any Requirement of Law or any such Contractual Obligation.

(e)           No Default.  After giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default or Event of Default.

5.             Reference to and Effect on the Loan Documents.

(a)           Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.  This Amendment is a Loan Document.

(b)           Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein, in each case as modified hereby.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party under any of the Loan Documents, or, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

6.             Counterparts.  This Amendment and the Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment or the Consent by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment or Consent, as the case may be.

7.             Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.             Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

LEHMAN COMMERCIAL PAPER INC.,
as Administrative Agent

By:	/s/ Ritam Bhalla
	Name:	Ritam Bhalla
	Title:	Authorized Signatory

B&G FOODS, INC.,
as Borrower

By:	/s/ Robert C. Cantwell
	Name:	Robert C. Cantwell
	Title:	Executive Vice President of Finance and Chief Financial Officer

ANNEX I

CONSENT OF GUARANTORS

Each of the undersigned is a Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and all guaranties given to the holders of Obligations (including, without limitation, the Obligations after giving effect to the foregoing Amendment) and all Liens granted as security for the Obligations continue in full force and effect, and (c) confirms and ratifies its obligations under the Guarantee and Collateral Agreement and each other Loan Document executed by it.  Capitalized terms used herein without definition shall have the meanings given to such terms in the Amendment to which this Consent is attached or in the Credit Agreement referred to therein, as applicable.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Guarantors as of May 19, 2006.

BGH HOLDINGS, INC.
BLOCH & GUGGENHEIMER, INC.
POLANER, INC.
MAPLE GROVE FARMS OF VERMONT, INC.
HERITAGE ACQUISITION CORP.
ORTEGA HOLDINGS INC.
WILLIAM UNDERWOOD COMPANY

By:	/s/ Robert C. Cantwell
	Name:	Robert C. Cantwell
	Title:	Authorized Officer

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